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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
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☐	Definitive Information Statement

SOUTHERN PERU COPPER CORPORATION (Name of Registrant As Specified In Its Charter)
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PRELIMINARY COPY

SOUTHERN PERU COPPER CORPORATION
2575 East Camelback Road, Suite 500
Phoenix, Arizona 85016

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

September 6, 2005

To the Stockholders of Southern Peru Copper Corporation:

        NOTICE IS HEREBY GIVEN that the following corporate action has been taken pursuant to the recommendation of our Board of Directors and with the written consent of the holders of a majority of our outstanding shares of common stock in lieu of a special meeting of the stockholders:

  1.
  Amendment of our Restated Certificate of Incorporation to change our present corporate name to "Southern Copper Corporation".

  2.
  Amendment and restatement of our Restated Certificate of Incorporation to eliminate extraneous provisions in our Restated Certificate of Incorporation relating to our formerly outstanding shares of Class A Common Stock, all of which were converted to Common Stock on May 19, 2005 and retired (as described in more detail in the information statement accompanying this notice).

  3.
  Amendment of our Restated Certificate of Incorporation to change the number of directors of our Corporation from fifteen to a number to be fixed from time to time by resolution of a majority of our Board of Directors, provided that the number of directors shall not be less than six or more than fifteen.

        The attached Information Statement is first being mailed to stockholders on or about [September 20], 2005. We anticipate that the foregoing amendments and restatement of our Restated Certificate of Incorporation will become effective on or after [October 10], 2005.

        This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 228(e) of the Delaware General Corporation Law and Section 14(c) of the Securities Exchange Act of 1934, as amended. The Information Statement describes in greater detail the proposed changes to our Restated Certificate of Incorporation.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors
/s/ ARMANDO ORTEGA GÓMEZ Armando Ortega Gómez, Secretary

SOUTHERN PERU COPPER CORPORATION
2575 East Camelback Road, Suite 500
Phoenix, Arizona 85016

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE
SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

        This information statement (the "Information Statement") is being circulated to advise the stockholders of Southern Peru Copper Corporation, a Delaware corporation ("we," "us," "our," or the "Company"), of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of our common stock, par value $.01 per share (the "Common Stock") in lieu of a special meeting of the stockholders. The action so taken by written consent of our majority stockholders is to amend and restate (the "Amendment" or the "Amendments") our Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") as follows:

  1.
  Change of Name.    To amend Article I of our Restated Certificate of Incorporation to read as follows: "The present name of the Corporation is SOUTHERN COPPER CORPORATION; and the name under which the corporation was originally incorporated is Southern Peru Copper Corporation."

  2.
  Conforming Changes.    To amend and restate our Restated Certificate of Incorporation to eliminate extraneous provisions relating to our formerly outstanding shares of Class A Common Stock, all of which were converted to Common Stock on May 19, 2005 and retired.

  3.
  Number of Directors.    To amend Article Five, subsection (b) of our Restated Certificate of Incorporation to read as follows: "The number of directors of the Corporation shall be fixed from time to time by resolution of a majority of our Board of Directors, provided that the number of directors shall not be less than six or more than fifteen. Election of directors need not be by written ballot unless the By-Laws of the Corporation so provide."

        This information statement is being mailed to our stockholders on [September 20], 2005 (the "Record Date"). Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the foregoing corporate action cannot become effective until twenty (20) days after the Record Date.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

        We anticipate that the Amendments will become effective on or after [October 10], 2005 (no sooner than twenty (20) days after the Record Date), upon the filing of our Restated Certificate of Incorporation in the form attached hereto as Annex I with the Secretary of State of the State of Delaware. No further action is required on the part of any other stockholders of the Company to approve the Amendments. Stockholders who did not consent to the Amendments are not entitled to dissenters' rights under Delaware law.

        This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

Approval by our Board of Directors

        In accordance with Section 141 of the Delaware General Corporation Law (the "DGCL"), on September 5, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the Amendments.

Description of Amendments

        Name Change.    Our Board of Directors believes that amending our Restated Certificate of Incorporation to change the name of the Company from "Southern Peru Copper Corporation" to "Southern Copper Corporation" is in the Company's best interests because the new name will more accurately reflect our expanded business operations outside of Peru following our acquisition of Minera México, S.A. de C.V., a corporation (sociedad anónima de capital variable) organized under the laws of the United Mexican States, our broader investment basis following a recent secondary offering of our shares and our presence in Chile through the acquisition of exploration concessions. It will not be necessary for stockholders to exchange their existing stock certificates for new stock certificates reflecting the name change. If stockholders desire to sell some or all of their shares after the name change has been effected, delivery of stock certificates with the previous name of the Company will be sufficient. The name change is reflected in Article One of the form of our Restated Certificate of Incorporation, which is attached hereto as Annex I and incorporated herein by reference.

        Conforming Changes.    On May 19, 2005, all of the holders of our former Class A common stock, par value $0.01 per share (the "Class A Common Stock") voluntarily converted (the "Conversion"), on a share-for share basis, all of their shares of Class A Common Stock, totaling in the aggregate 65,900,833 shares, into 65,900,833 newly-issued shares of Common Stock.

        As a result of the Conversion, (1) no shares of Class A Common Stock remain outstanding and no shares of Class A Common Stock will be reissued, and (2) the number of authorized shares of Common Stock is now 167,207,640 and there are outstanding 147,248,216 shares of Common Stock. Upon the Conversion, the right of the holders of Class A Common Stock (1) to vote as a separate class with respect to the election of directors of the Company, (2) to elect thirteen of the fifteen members of the Board of Directors of the Company (3) and to have five votes per share of Class A Common Stock when voting as a single class with the Common Stock on all matters other than the election of directors was eliminated. All holders of Common Stock now vote as a single class on all matters submitted to a vote of stockholders, with each share of Common Stock entitled to one vote.

        Our Board of Directors believes that it is in the best interests of the Company and its stockholders to amend and restate our Restated Certificate of Incorporation to eliminate the extraneous provisions relating to the retired series of Class A Common Stock. The amendment would simplify our Restated Certificate of Incorporation, which after the Amendment, will better reflect the actual capital structure of the Company. The amendment will have no effect on the rights of our Common Stockholders. The elimination of the extraneous provisions relating to our former Class A Common Stock is reflected in Article Four of the form of our Restated Certificate of Incorporation, which is attached hereto as Annex I and incorporated herein by reference. The text of the current Article Four containing the extraneous provisions relating to the former Class A Common Stock, which will be replaced by the Amendment, is set forth in Annex II.

        Number of Directors.    Our Board of Directors believes that amending our Restated Certificate of Incorporation to change the number of directors of our Corporation from fifteen to a number to be fixed from time to time by resolution of a majority of our board of directors, provided that the number of directors shall not be less than six or more than fifteen, is in the Company's best interests. Prior to the Conversion, the holders of our former Class A Common Stock were entitled to elect thirteen of the fifteen members of our Board of Directors, while the holders of our Common Stock were entitled to elect two of the fifteen directors (based on the percentage of shares each class held). Upon the Conversion, all directors are elected by the Common Stockholders. Accordingly, it is no longer necessary to have a fixed number of directors and the Board of Directors believes that it is prudent to allow for flexibility with regard to the size of our Board of Directors.

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Approval by Stockholders

        Pursuant to Sections 242 and 245 of the DGCL, the Amendments must be approved by the holders of a majority of our issued and outstanding shares of Common Stock (our only class of outstanding voting securities). In order to obtain the required approval of our stockholders, we could have either convened a special meeting of the stockholders for the specific purpose of voting on the Amendments, or we could have sought written consent from the holders of a majority of our issued and outstanding Common Stock. In order to eliminate the costs and management time involved in holding a special meeting, we determined to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendments is made possible by Section 228 of the DGCL, which provides that any action required or permitted to be taken at a meeting of the stockholders of a Delaware corporation may be taken without a meeting if stockholders holding at least a majority of the voting power of the corporation execute a written consent approving such action.

        As of the Record Date, the Company had 147,248,216 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. On September 20, 2005, Americas Mining Corporation, a Delaware corporation ("AMC"), which directly owns 67,207,640 shares (45.6%) of the issued and outstanding shares of Common Stock and SPHC II Incorporated, a Delaware corporation and wholly owned subsidiary of AMC, which directly owns 43,348,640 shares (29.4%) of the issued and outstanding shares of Common Stock approved the Amendments by signing a written consent. No further vote of our stockholders is required for the Company to effect the Amendments.

No Dissenters' or Appraisal Rights

        Stockholders who did not consent to the Amendments are not entitled to assert dissenters' or appraisal rights under Section 262 of the DGCL.

STOCK OWNERSHIP

Principal Stockholders

        As of the Record Date, the Company had a total of 147,248,216 shares of Common Stock issued and outstanding. The table below sets forth, as of the Record Date, certain information regarding beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of the outstanding shares of Common Stock:

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
5% Stockholders:
Americas Mining Corporation(1)	110,556,589	75.1%
SPHC II Incorporated(2)	43,348,949	29.4

(1)
Pursuant to Amendment No. 12 to the Schedule 13D filed by Grupo México, Grupo Minero México Internacional, S.A. de C.V. ("GMMI"), AMC and SPHC II Incorporated ("SPHC II") on May 23, 2005. Grupo México, GMMI and AMC each have the sole power to vote or direct the vote of 0 shares; the sole power to dispose or direct the disposition of 0 shares; and have the shared power to dispose or direct the disposition of 110,556,589 shares. Of the 110,556,589 shares, 67,207,640 are held by AMC and 43,348,949 are held by SPHC II, both subsidiaries of Grupo México.

(2)
Pursuant to Amendment No. 12 to the Schedule 13D filed by Grupo México, GMMI, AMC and SPHC II on May 23, 2005. SPHC II has the sole power to vote or direct the vote of 0 shares and the shared power with Grupo México, GMMI and AMC, to vote or direct the vote of 43,348,949 shares; has sole power to dispose or direct the disposition of 0 shares; and has the shared power with Grupo México, GMMI and AMC, to dispose or direct the disposition of 43,348,949 shares.

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Security Ownership of Directors and Executive Officers

        The following table sets forth, as of the Record Date, the number and percentage of shares of Common Stock owned by the directors of the Company, each of the named executive officers and all executive officers and directors as a group. To the Company's knowledge, each of the persons listed below has sole voting and investment power as to all shares indicated as owned by him or her.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Named Executive Officers and Directors:(3)
Germán Larrea Mota-Velasco(4)	1,400	*
Xavier García de Quevedo Topete	400	*
Oscar González Rocha	0	*
J. Eduardo González Félix	400	*
Juan Rebolledo Gout	600	*
Jaime Fernando Collazo González	400	*
Emilio Carrillo Gamboa	600	*
Carlos Ruíz Sacristán	600	*
Harold S. Handelsman	800	*
Genaro Larrea Mota-Velasco	400	*
Armando Ortega Gómez	800	*
Gilberto Perezalonso Cifuentes	1,000	*
Luis Miguel Palomino Bonilla	600	*
All nominees, directors and officers as a group (17 individuals)	8,000	*

*
Less than 0.5%

(3)
Information with respect to beneficial ownership of the named executive officers and directors is based upon information furnished by each director or officer. Except as noted below, all directors and officers have sole voting and investment power over the shares beneficially owned by them.

(4)
Mr. Larrea disclaims beneficial ownership over the shares of common stock owned by SPHC II and AMC, which in turn are controlled by Grupo México. The Larrea family indirectly controls a majority of the stock of Grupo México.

*        *        *        *        *

By Order of the Board of Directors
/s/ ARMANDO ORTEGA GÓMEZ Armando Ortega Gómez, Secretary By Order of the Board of Directors

                        , 2005

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ANNEX I

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SOUTHERN COPPER CORPORATION
(originally incorporated on September 7, 1995)

ARTICLE ONE

        The present name of the Corporation is SOUTHERN COPPER CORPORATION; and the name under which the corporation was originally incorporated is Southern Peru Copper Corporation.

ARTICLE TWO

        The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ("Delaware Law") as the same exists or may hereafter be amended.

ARTICLE FOUR

        The total number of shares of stock which the Corporation shall have authority to issue is 167,207,640 shares of common stock, par value one cent ($0.01) per share (hereinafter referred to as the "Common Stock"). Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which stockholders of the Corporation are entitled to vote. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

ARTICLE FIVE

        The following provisions relate to the management of the business and the conduct of the affairs of the Corporation and are inserted for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

          (a)   The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors.

          (b)   The number of directors of the Corporation shall be fixed from time to time by resolution of a majority of our Board of Directors, provided that the number of directors shall not be less than six or more than fifteen. Election of directors need not be by written ballot unless the By-Laws of the Corporation so provide.

          (c)   The Board of Directors shall have the power to delegate such of its duties and responsibilities to local representatives or to the local managing body of the Corporation's branch operations in foreign countries as it deems necessary in order to comply with the laws and regulations of such foreign countries.

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          (d)   The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.

          (e)   The books of the Corporation may be kept outside of the State of Delaware at such place or places as from time to time may be designated by the Board of Directors.

          (f)    Meetings of directors and stockholders of the Corporation may be held within or without the State of Delaware, as the By-Laws of the Corporation may provide.

ARTICLE SIX

        6.1.    Limitation on Liability.    A director of the Corporation shall be immune from liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

        6.2.    Indemnification.    (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this ARTICLE SIX shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this ARTICLE SIX shall be a contract right.

        The Corporation may, by action of its Board of Directors, provide indemnification to officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

        6.3.    Insurance.    The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

        6.4.    Non-exclusivity.    The rights and authority conferred in this ARTICLE SIX shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

        6.5.    Effect.    Neither the amendment or repeal of this ARTICLE SIX, nor the adoption of any provision of this Restated Certificate of Incorporation or the By-Laws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the protection afforded by this ARTICLE SIX to a director or officer of the Corporation in respect of any matter which occurred, or any cause of action, suit or claim which, but for this ARTICLE SIX, would have accrued or arisen, prior to such amendment, repeal or adoption.

ARTICLE SEVEN

        The Corporation reserves the right to amend this Restated Certificate of Incorporation in any manner permitted by Delaware Law and, with the sole exception of those rights and powers conferred under the above ARTICLE SIX, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

ARTICLE EIGHT

        8.1.    Definitions.

        8.1    Definitions.    As used in this ARTICLE EIGHT and ARTICLE NINE, the following terms have the following meanings:

          (a)   "Effective Time" shall having the meaning ascribed to it in the Agreement and Plan of Merger by and among Southern Peru Copper Corporation, SPCC Merger Sub, Inc., Americas Sales Company, Inc., Americas Mining Corporation and Minera México, S.A. de C.V., dated as of October 21, 2004.

          (b)   "Founding Stockholder" shall have the meaning ascribed to it in Section 4.9(a).

          (c)   "Independent Director" means a director who satisfies the independence requirements of the New York Stock Exchange Listed Company Manual, or, if the principal United States listing of the Common Shares is on another United States securities exchange or inter-dealer quotation system of a registered national securities association, the equivalent requirements of the applicable rules and regulations of that exchange or association.

          (d)   "Public Stockholders" shall mean all holders of Common Shares, other than Grupo México, S.A. de C.V. ("Grupo México") and its affiliates.

          (e)   "Special Independent Director" means a director who (a) is an Independent Director, and (b) has been nominated by the Special Nominating Committee of the Corporation in accordance with the provisions of this ARTICLE EIGHT; provided, however, that any director nominated by a Founding Stockholder other than Grupo México in accordance with the provisions of the Stockholders Agreement shall be deemed a Special Independent Director (any such director, a "Stockholder Designee").

          (f)    "Stockholders Agreement" means that certain Agreement Among Certain Stockholders of Southern Peru Copper Corporation, dated as of January 2, 1996, as amended by the First Amendment to the Agreement Among Certain Stockholders of Southern Peru Copper Corporation, dated January 11, 2001, as such agreement may be amended from time to time.

        8.2    Board of Directors.    The Board of Directors shall at all times include a number of Special Independent Directors that is equal to or greater than the Minimum Number of Special Independent Directors (as defined in Paragraph 8.4). Special Independent Directors may only be removed from the Board of Directors for cause, by resolution passed at any meeting of the Board of Directors in the manner provided in the Bylaws.

        8.3    Powers.    Effective as of the Effective Time, the Corporation shall have a special nominating committee (the "Special Nominating Committee"). Subject to Paragraph 8.6 and in accordance with Section 141(a) of the General Corporation Law of the State of Delaware ("DGCL"), the Special Nominating Committee shall have the exclusive power and authority otherwise conferred upon the Board of Directors to: (i) nominate persons to stand for election as Special Independent Directors (other than the Stockholder Designees) at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected) and to evaluate candidates for such nominations; and (ii) fill any vacancy created by the removal, resignation or retirement from the Board of Directors or the death of any Special Independent Director (other than the Stockholder Designees). The Special Nominating Committee shall, in accordance with Section 141(a) of the DGCL, have the exclusive power and authority otherwise conferred upon the Board of Directors to determine its own policies and procedures with regard to the matters set forth in this ARTICLE EIGHT and to set forth such policies and procedures in a committee charter.

        8.4    Special Independent Directors.    The Special Nominating Committee shall have the right to nominate the number of Special Independent Directors (the "Minimum Number of Special Independent Directors") that equals (a) a number equal to the number of directors which shall constitute the entire Board of Directors multiplied by (b) the percentage of Common Shares owned by the Public Stockholders out of the aggregate Common Shares owned by all holders of Common Shares as of the last day of the fiscal quarter immediately preceding the date on which the Special Nominating Committee acts, rounded up to the nearest whole number. At no time shall the aggregate number of persons nominated as Special Independent Directors in accordance with Paragraph 8.3 and Paragraph 8.4 and the number of Stockholder Designees be less than two or greater than six.

        8.5    Membership and Manner of Acting.

        (a)   The Special Nominating Committee shall consist of three (3) directors of the Corporation, two (2) of whom shall be Luis Miguel Palomino and Carlos Ruiz Sacristan (each of such two directors, an "Initial Member" and together with their successors, "Special Designees") and such other director, who shall initially be Oscar Gonzalez Rocha, as may be appointed by the Board of Directors (the "Board Designee"). The Board of Directors shall designate annually the Board Designee, immediately following the election of directors at the annual meeting of the Board of Directors. The members of the Board of Directors who are Special Independent Directors or Initial Members shall designate annually the Special Designees, immediately following the election of directors at the annual meeting of the Board of Directors. Any vacancy on the Special Nominating Committee resulting from the removal, resignation, retirement or death of either an Initial Member or a Special Independent Director shall be filled only by a Special Independent Director. Any Designee may be removed at any time for cause, by resolution passed at any meeting of the Board of Directors in the manner provided in the Bylaws.

        (b)   At all meetings of the Special Nominating Committee the presence of all members shall be necessary and sufficient to constitute a quorum for the transaction of business, and the unanimous vote of all members of the Special Nominating Committee shall be necessary for the adoption of any resolution or the taking of any action.

        8.6    Alternative Nominating Procedures.    Notwithstanding the foregoing provisions of this ARTICLE EIGHT, the power and authority of the Special Nominating Committee to nominate persons to stand for election as Special Independent Directors shall be subject to:

          (a)   the rights of the stockholders of the Corporation to make nominations in compliance with the procedures set forth in the Bylaws; and

          (b)   the rights of the Founding Stockholders to nominate Stockholders Designees.

        8.7    Amendment of ARTICLE EIGHT.    The provisions of this ARTICLE EIGHT may only be amended by the affirmative vote of a majority of the Public Stockholders (calculated without giving effect to any super majority voting rights of the holders of the Class A Common Stock pursuant to Paragraph 4.7(a)).

ARTICLE NINE

        The Corporation shall not engage in any Material Affiliate Transaction unless it has been the subject of prior review by a committee of the Board of Directors with at least three members, each of whom is an Independent Director (any such committee, an "Affiliate Transactions Committee"). For purposes of this ARTICLE NINE, a "Material Affiliate Transaction" shall mean any transaction, business dealing or material financial interest in any transaction, or any series of related transactions, between Grupo México or one of its affiliates (other than the Corporation or any of the Corporation's subsidiaries), on the one hand, and the Corporation or one of the Corporation's subsidiaries, on the other hand, that involves consideration of more than $10,000,000 in the aggregate."

        IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which amends, restates and integrates the provisions of the Certificate of Incorporation of the Corporation, and which has been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the DGCL, has been executed by its duly authorized officer this [20th] day of [September     ,] 2005.

/s/ ARMANDO ORTEGA GÓMEZ Armando Ortega Gómez Secretary

v

ANNEX II

Text of Current Article Four of Restated Certificate of Incorporation of Southern Peru Copper Corporation
as of [September 5], 2005

(to be replaced with language provided in Annex I)

        4.1    Authorized Shares.    The total number of shares of capital stock which the Corporation shall have authority to issue is 167,207,640 shares, par value one cent ($0.01) per share. The capital stock of the Corporation shall be all of one class, and shall be divided into two series, consisting of Class A Common Stock and Common Stock, with each such series (i) to have such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation and (ii) to consist of such number of shares as shall be stated in one or more resolutions providing therefor adopted by the Board of Directors of the Corporation. The Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

        4.2    Designation and Amounts.    (a) The two series of capital stock of the Corporation shall consist of 0 shares of Class A Common Stock, par value one cent ($0.01) per share (the "Class A Common Stock"), and 167,207,640 shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock"). The Class A Common Stock and Common Stock are hereinafter referred to collectively as the "Common Shares".

        (b)   The number of shares of Class A Common Stock designated hereunder shall not be increased. The number of shares of Class A Common Stock designated hereunder may be decreased from time to time by action of the Board of Directors.

        (c)   The number of shares of Common Stock designated hereunder may be increased from time to time by action of the Board of Directors; provided that in no event shall the total number of shares of Class A Common Stock and Common Stock designated hereunder at any time exceed the number of shares of the Corporation's authorized capital stock.

        4.3    Identical Rights.    Except as herein otherwise expressly provided in ARTICLE FOUR and as may be provided in the By-Laws of the Corporation in respect to the rights of holders of 10% of the then outstanding number of shares of the Corporation's Class A Common Stock to call special meetings of the stockholders, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

        4.4    Dividends.    (a) When, as, and if dividends are declared by the Corporation's Board of Directors, whether payable in cash, in property, or in securities of the Corporation, the holders of Common Shares shall be entitled to share equally in and to receive, in accordance with the number of Common Shares held by each such holder, all such dividends.

        (b)   Dividends payable under this Paragraph 4.4 shall be paid to the holders of record of the outstanding Common Shares as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend.

        (c)   No dividends or other distributions shall be declared or paid in shares of Class A Common Stock or Common Stock or options, warrants or rights to acquire such stock or securities convertible into or exchangeable for shares of such stock, except dividends or other distributions payable to all of

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the holders of Common Shares ratably according to the number of Common Shares held by them, in shares of Common Stock to holders of each series of Common Shares.

        4.5    Stock Splits.    The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization or otherwise) or combine the outstanding shares of one series of Common Shares unless the outstanding shares of the other series of Common Shares shall be proportionately subdivided or combined.

        4.6    Liquidation Rights.    Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the holders of Common Shares shall be entitled to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus or earnings. For the purposes of this Paragraph 4.6, none of (i) the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) or (ii) the sale, lease, or transfer by the Corporation of all or any part of its assets, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terns are used in this Paragraph 4.6.

        4.7    Voting Rights.    (a) The holders of the Common Shares shall vote as a single class on all matters submitted to a vote of stockholders, with each share of Common Stock entitled to one vote and each share of Class A Common Stock entitled to five votes, except (i) for the election of directors, which shall be governed by subparagraph (b) below and (ii) as otherwise provided by law.

        (b)   In all elections of directors, (i) the holders of Common Stock shall be entitled by class vote, exclusive of all other stockholders, to elect two of the Corporation's directors, with each share of Common Stock entitled to one vote, and (ii) the holders of Class A Common Stock shall be entitled by class vote, exclusive of all other stockholders, to elect the remaining thirteen directors of the Corporation, one of whom shall be the President of the Corporation, with each share of Class A Common Stock entitled to one vote. In the event that all outstanding shares of Class A Common Stock shall be converted into shares of Common Stock in accordance with the provisions of Paragraph 4.9 below (the effective date of the conversion of the last outstanding share of Class A Common Stock being the "Total Conversion Date"), then the thirteen members of the Corporation's Board of Directors who previously were elected by the holders of the Class A Common Stock pursuant to this subparagraph (b) shall, at the next regular meeting of stockholders following such Total Conversion Date (or at a special meeting called after the Total Conversion Date for the purpose of electing directors), be elected by the holders of Common Stock, with each share of Common Stock entitled to one vote.

        (c)   In the event of the death or resignation of a director, or the removal of a director elected by the holders of Common Stock, the vacancy on the Board of Directors created thereby may be filled by a majority of the directors then in office, although less than a quorum. A director elected in such manner to fill such vacancy shall hold office until his successor has been duly elected and qualified at a meeting of the holders of the Common Stock duly called for such purpose.

        (d)   In the event of the death or resignation of a director, or the removal of a director elected by the holders of Class A Common Stock, the vacancy on the Board of Directors created thereby may be filled by a majority of the directors then in office, although less than a quorum. A director elected in such manner to fill such vacancy shall hold office until his successor has been duly elected and qualified at a meeting of the holders of the Class A Common Stock duly called for such purpose.

        4.8    No Preemptive or Subscription Rights.    No holder of Common Shares shall be entitled to preemptive or subscription rights.

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        4.9    Conversion Rights.

        (a)    Automatic Conversion.    Each share of Class A Common Stock shall convert automatically into one fully paid and non-assessable share of Common Stock upon (i) the sale, gift, or other transfer of such share of Class A Common Stock to a party other than a Founding Stockholder or its Affiliate (as such terms are defined below) or (ii) the ownership of such share of Class A Common stock by any person other than a Founding Stockholder or its Affiliate. In addition, all outstanding shares of Class A Common Stock shall convert automatically into an equal number of fully paid and non-assessable shares of Common Stock upon the date on which the Founding Stockholders and their Affiliates (in the aggregate) no longer own at least 35% of the outstanding Common Shares. Each of the foregoing automatic conversion events shall be referred to hereinafter as an "Event of Automatic Conversion."

        For purposes of this Paragraph 4.9, the term "Affiliate" of a Person shall mean any Person (other than the Corporation) that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the first Person. For the purposes of the above definition, the term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), shall mean the possession, directly or indirectly, of more than 50% of the then outstanding voting stock entitled to elect directors of such Person; the term "Person" shall mean any natural person, firm, partnership, association, corporation, company, trust, business trust, joint venture, unincorporated organization or government or any department or agency thereof. Additionally, for the purposes of this Paragraph 4.9, the term "Founding Stockholder" shall mean each of ASARCO Incorporated, Cerro Trading Company, Inc. and Phelps Dodge Overseas Capital Corporation and their respective successors; provided that each of Cerro Trading Company, Inc. and Phelps Dodge Overseas Capital Corporation shall remain a Founding Stockholder for purposes hereof only for such time as it would also qualify as an Affiliate of The Marmon Corporation or Marmon Holdings, Inc. or Phelps Dodge Corporation, or their respective successors, as the case may be.

        (b)    Voluntary Conversion.    Each share of Class A Common Stock shall be convertible, at the option of its holder, into one fully paid and non-assessable share of Common Stock at any time.

        (c)    Voluntary Conversion Procedure.    At the time of a voluntary conversion, the holder of shares of Class A Common Stock shall deliver to the office of the Corporation or any transfer agent for the Class A Common Stock (i) the certificate or certificates representing the shares of Class A Common Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and (ii) written notice to the Corporation stating that such holder elects to convert such share or shares and stating the name and address in which each certificate for shares of Common Stock issued upon such conversion is to be issued. To the extent permitted by law and subject to the taking of any necessary action or making any filing contemplated by Paragraph 4.9(f), such voluntary conversion shall be deemed to have been effected at the close of business on the date when such delivery is made to the Corporation of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of shares of Common Stock issuable upon such conversion at such time and the right of such person as a holder of such shares of Class A Common Stock shall cease and terminate at and as of such time. The Corporation shall promptly deliver certificates evidencing the appropriate number of shares of Common Stock to such person.

        (d)    Automatic Conversion Procedure.    Promptly upon the occurrence of an Event of Automatic Conversion, the holder of the relevant shares of Class A Common Stock shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Class A Common Stock, and shall give written notice to the Corporation, at such office: (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into shares of Common Stock as provided in Paragraph 4.9(a) of this ARTICLE FOUR, (ii) specifying the Event of Automatic Conversion (and, if the occurrence of such event is within the control of the transferor, stating the transferor's intent to

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effect an Event of Automatic Conversion), (iii) identifying the number of shares of Class A Common Stock being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for shares of Common Stock into which such shares of Class A Common Stock are being converted shall be issued and shall include instructions for delivery thereof. Delivery of such notice together with the certificates representing the shares of Class A Common Stock shall obligate the Corporation to issue such shares of Common Stock. Thereupon the Corporation or its transfer agent(s) shall promptly issue and deliver at such stated address to such holder or to the transferee of shares of Class A Common Stock a certificate or certificates for the number of shares of Common Stock to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee as specified in such notice.

        To the extent permitted by law and subject to the taking of any necessary action or making of any filing contemplated by Paragraph 4.9(f), conversion pursuant to an Event of Automatic Conversion shall be deemed to have been effected as of the time and date on which the Event of Automatic Conversion occurred (such time being the "Conversion Time"). The person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at and as of the Conversion Time, and the right of such person as a holder of such shares of Class A Common Stock shall cease and terminate at and as of the Conversion Time, in each case without regard to any failure by the holder to deliver the certificates or the notice required by this subparagraph (d).

        (e)    Unconverted Shares.    In the event of the conversion of less than all of the shares of Class A Common Stock evidenced by a certificate surrendered in accordance with the procedures of this Paragraph 4.9, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of shares of Class A Common Stock not converted.

        (f)    Conversion and Retirement of Class A Common Stock; Increase in Designated Common Stock; Authorization of Filings.    Concurrently with any conversion of Class A Common Stock into Common Stock effected pursuant to this Paragraph 4.9, each share of Class A Common Stock that is converted shall be immediately retired and cancelled and shall not be reissued as a share of such series. Upon such retirement, the Corporation shall (i) decrease the number of shares of Class A Common Stock designated hereby by an amount equal to the number of shares so retired and (ii) increase the number of shares of Common Stock designated hereby by such number. The Secretary of the Corporation shall be, and hereby is, authorized and directed to file with the Secretary of State of the State of Delaware one or more Certificates of Increase or Decrease of Designated Shares to record any such decrease in designated Class A Common Stock and increase in designated Common Stock.

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SOUTHERN PERU COPPER CORPORATION 2575 East Camelback Road, Suite 500 Phoenix, Arizona 85016
STOCK OWNERSHIP
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SOUTHERN COPPER CORPORATION (originally incorporated on September 7, 1995)